4. Notes Payable (Dec 2014 Note)	7 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
4. Notes Payable

In June and September we received proceeds from short-term loans from Indigo-Energy, the pre-merger public shell Company used to effectuate our reverse capitalization, for proceeds of $200,000 and $250,000, respectively. Indigo-Energy financed the loans to us on a pre-merger basis, totaling $450,000, via the issuance of 2,272,727 (100,000,000 pre-merger) shares to investors. Upon completion of the merger with Indigo-Energy, considered to be the accounting acquiree in accordance with US GAAP, the note payable was eliminated and the corresponding 2,272,727 shares issued were including in our reverse capitalization adjustment.

In November 2014 we entered into two convertible short-term notes payable with investors for proceeds totaling $110,000. The notes, at the option of the holder, were convertible into shares of our restricted common stock at a 25% discount to the average closing quoted market price for the ten days immediately prior to the conversion date. On December 17, 2014, the holders of the notes converted all of the principal and accrued interest into 375,733 shares of restricted common stock. Since the notes were convertible into a predominantly fixed monetary value on the dates of issuance in accordance with US GAAP, we determined the notes would be net settled via the issuance of restricted common stock which resulted in the conversion feature being classified as a liability. During the period ended December 31, 2014 we recognized interest expense totaling $11,660 resulting from the accretion of interest through the date of conversion.